UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2007

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	333-127405	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 South Flower Street, Suite 3100, Los Angeles, California 90071

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

We previously disclosed our acquisition of a portfolio of 30 distribution and manufacturing industrial buildings located in North and South Carolina, or the Carolina Portfolio, on Form 8-K filed on September 5, 2007. We filed an amendment to the aforementioned Form 8-K on November 9, 2007 to provide the requisite financial information related to the Carolina Portfolio. On September 24, 2007 and November 1, 2007, we acquired fee interests in three single tenant distribution and manufacturing industrial buildings located in South Carolina, or Carolina II Portfolio (“Carolina II”), from affiliates of Johnson Development Associates, Inc., or the Carolina II Seller, unrelated third-parties. We acquired Carolina II for an aggregate $7,665,000, exclusive of customary closing costs. We are filing this Form 8-K/A to incorporate by reference the required financial information as described below in Item 9.01 with respect to Carolina II.

We expect to close on one additional property with the Carolina II Seller in February 2008, subject to customary closing conditions. Audited financial information is not required for this property because it is newly constructed and has no operating history. Three vacant land parcels remain under contract with the Carolina II Seller; however, there is no assurance that we will acquire some or all of these land parcels.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Real Estate Properties Acquired:

The following required financial statement information has been previously included in our Post-Effective Amendment No. 4 to Form S-11 filed with the Securities and Exchange Commission on January 17, 2008 and is hereby incorporated by reference herein to this Form 8-K/A.

Carolina II

Report of Independent Registered Public Accounting Firm

Historical Combined Statements of Revenues and Certain Expenses for the Year Ended December 31, 2006 and for the Unaudited Nine Months Ended September 30, 2007

Notes to Historical Combined Statements of Revenues and Certain Expenses for the Year Ended December 31, 2006 and for the Unaudited Nine Months Ended September 30, 2007

(b)	Unaudited Pro Forma Financial Information:

The required pro forma financial information has been previously included in our Post-Effective Amendment No. 4 to Form S-11 filed with the Securities and Exchange Commission on January 17, 2008 and is hereby incorporated by reference herein to this Form 8-K/A.

Pro Forma Condensed Consolidated Balance Sheet, September 30, 2007 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2007 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006 (unaudited)

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

January 17, 2008

	By:	/s/ Laurie Romanak
	Name:	Laurie Romanak
	Title:	Chief Financial Officer